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                         THE GABELLI GLOBAL GROWTH FUND
                                  ANNUAL REPORT
                                DECEMBER 31, 2000

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                           [GRAPHIC OMITTED - 5 STARS]
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               MORNINGSTAR RATED(TRADEMARK) GABELLI GLOBAL GROWTH
             5 STARS OVERALL AND FOR THE THREE AND FIVE-YEAR PERIOD
                 ENDED 12/31/00 AMONG 1281 AND 773 INTERNATIONAL
                           EQUITY FUNDS, RESPECTIVELY.
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                                 #1 GLOBAL FUND!
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                   LIPPER INC. RANKED GABELLI GLOBAL GROWTH #1
                     FOR THE FIVE-YEAR PERIOD ENDED 12/31/00
                            AMONG 129 GLOBAL FUNDS.*
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TO OUR SHAREHOLDERS,

      In the fourth quarter of 2000, multimedia stocks continued to decline, closing the year sharply lower. Advertising supported media companies were casualties of the rapidly decelerating economy. Telecommunications stocks were hit particularly hard as profit taking by momentum investors constrained capital markets and intense price competition in legacy businesses undermined one of the best performing market sectors in recent years.

INVESTMENT PERFORMANCE

      For the fourth quarter ended December 31, 2000, The Gabelli Global Growth Fund (the "Fund") Class AAA Shares' net asset value ("NAV") declined 20.92%. The Morgan Stanley Capital International World Free Index of global equity markets and Lipper Global Fund Average declined 6.49% and 7.04% respectively, over the same period. The Morgan Stanley World Free Index is an unmanaged indicator of global stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund declined 37.49% for 2000. The Morgan Stanley World Free Index and Lipper Global Fund Average declined 13.94% and 10.27%, respectively, over the same twelve-month period.

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PAST  PERFORMANCE  IS NO GUARANTEE OF FUTURE  RESULTS.  Morningstar  proprietary ratings reflect historical risk adjusted performance as of December 31, 2000 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. *The Fund was ranked 258 out of 268 Global Funds tracked by Lipper Inc. for the one-year period, and 7 out of 198 Global Funds for the three-year period ended 12/31/00. Lipper rankings are based upon twelve-month, three and five-year total returns at NAV.

INVESTMENT RESULTS (CLASS AAA SHARES) (a)
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                                                Quarter
                                ------------------------------------
                                  1st         2nd      3rd      4th     Year
                                  ---         ---      ---      ---     ----
2000:  Net Asset Value ......   $36.37      $31.46   $27.80   $20.37   $20.37
       Total Return .........     3.4%      (13.5)%  (11.6)%  (20.9)%  (37.5)%
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1999:  Net Asset Value ......   $20.33      $23.52   $24.91   $35.17   $35.17
       Total Return .........    19.7%       15.7%     5.9%    47.4%   116.1%
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1998:  Net Asset Value ......   $16.45      $17.39   $15.17   $16.99   $16.99
       Total Return .........    15.2%        5.7%   (12.8)%   21.4%    28.9%
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1997:  Net Asset Value ......   $11.79      $13.72   $15.02   $14.28   $14.28
       Total Return .........     0.3%       16.4%     9.5%    10.9%    41.7%
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1996:  Net Asset Value ......   $12.57      $13.40   $13.22   $11.75   $11.75
       Total Return .........     7.3%        6.6%    (1.3)%   (0.3)%   12.5%
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1995:  Net Asset Value ......   $10.62      $11.28   $12.30   $11.72   $11.72
       Total Return .........     3.6%        6.2%     9.0%    (1.8)%   17.9%
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1994:  Net Asset Value ......    $9.90       $9.97   $10.54   $10.25   $10.25
       Total Return .........    (1.0)%(b)    0.7%     5.7%    (2.8)%    2.5%(b)
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-----------------------------------------------------------
        AVERAGE ANNUAL RETURNS (CLASS AAA SHARES)
        -----------------------------------------
                  DECEMBER 31, 2000 (A)
                  ---------------------
1 Year .......................................     (37.49)%
5 Year .......................................      22.65%
Life of Fund (b) .............................      19.16%
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                    Dividend History
-------------------------------------------------------
Payment (ex) Date   Rate Per Share   Reinvestment Price
-----------------   --------------   ------------------
December 27, 2000        $1.590             $20.06
December 27, 1999        $1.465             $33.50
December 28, 1998        $1.385             $16.56
December 31, 1997        $2.370             $14.28
December 31, 1996        $1.436             $11.75
December 29, 1995        $0.363             $11.72

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses for Class AAA Shares. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on February 7, 1994. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
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      For the two-year  period ended  December 31, 2000,  the Fund's  cumulative total return was 35.06%, versus cumulative total returns of 9.14% and 22.21% for
the  Morgan   Stanley   World  Free  Index  and  Lipper   Global  Fund  Average,
respectively.

      For the five-year period ended December 31, 2000, the Fund's total return averaged 22.65% annually, versus average annual total returns of 11.62% and 12.86% for the Morgan Stanley World Free Index and Lipper Global Fund Average, respectively. Since inception on February 7, 1994 through December 31, 2000, the Fund had a cumulative total return of 235.43%, which equates to an average annual total return of 19.16%.

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                THE GABELLI GLOBAL GROWTH FUND CLASS AAA SHARES,
     THE LIPPER GLOBAL FUND AVERAGE AND THE MORGAN STANLEY WORLD FREE INDEX

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EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

           Gabelli Global
             Growth Fund       Lipper Global    Morgan Stanley
         (Class AAA Shares)    Fund Average   World Free Index
2/7/94        $10,000           $10,000         $10,000
Dec-94         10,250             9,835           9,849
Dec-95         12,080            11,214          11,766
Dec-96         13,590            13,042          13,319
Dec-97         19,257            14,743          15,316
Dec-98         24,828            16,857          18,681
Dec-99         53,643            22,939          23,691
Dec-00         30,564            20,583          20,387

*PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

MULTI-CLASS SHARES

      The Gabelli Global Series Funds, Inc. began offering additional classes of Fund shares in March 2000. The existing shares remain no-load and have been redesignated as "Class AAA" Shares. Class A, Class B and Class C Shares are targeted to the needs of investors who seek advice through financial consultants. For the fourth quarter ended December 31, 2000, the Fund's Class A Shares, Class B Shares and Class C Shares declined 20.89%, 21.06% and 21.27%, respectively. The Class A Shares, Class B Shares and the Class C Shares ended the year with net asset values of $20.37, $20.30 and $20.24, respectively.

GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of December 31, 2000. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                    HOLDINGS BY GEOGRAPHIC REGION - 12/31/00

UNITED STATES             52.8%
EUROPE                    22.1%
JAPAN                     16.9%
ASIA/PACIFIC RIM           5.1%
CANADA                     3.1%

COMMENTARY

      Looking ahead, 2001 should be profitable for U.S. based investors participating in overseas markets. About 22.1% of the Fund's assets are invested in Europe, where we continue to find good investment opportunities.

      From a macro standpoint, Europe's economic outlook appears solid. Clearly, any slowdown in the U.S. will impact overseas economics. However, we believe that European economics should be able to withstand a mild slowdown in the U.S. In aggregate, European economies constitute a huge economic bloc and they mostly trade among themselves. Euro-zone exports to the U.S. represent only 2.5% of Gross Domestic Product. While the U.S. economy was performing strongly during the past few years, Europe was plodding along at a more pedestrian pace. However, very rapid growth in the U.S. has given rise to some imbalances. These include a large current account deficit and a very low, or even negative, savings rate. Europe does not have these imbalances. Inflation is running at about 2% and certainly the European Central Bank could, if it chooses, reduce short-term interest rates and follow the example of the Federal Reserve Bank.

      If, as we expect, Europe's economy grows at between 2% and 3%, corporate earnings growth should reach double digits. With markets at current levels and interest rates falling, equity valuations are relatively attractive. Add to this a continuation of the high level of merger and acquisition activity, and we believe 2001 should be profitable for investors in European equities. Looking ahead, U.S. based investors should also get a "kicker" from a weaker dollar. This follows a number of years of dealing with the headwind of the rising dollar. As the European economy outperforms the U.S. economy, and U.S. interest rates decline more rapidly than European rates, money is likely to flow out of the dollar and into the Euro.

      How about Japan? We have been surprised by the terrible performance of the Japanese equity market. It appears that equity market sentiment is worse than fundamentals would warrant. Although many financial institutions remain in difficulty, the real economy has made some progress. Over one million new jobs were created in the past year, wages have recovered, and corporate fixed investment has risen on the back of good corporate profitability. We have concentrated our investments in globally competitive companies, which have good returns on invested capital and reasonable valuations. We have also tried to avoid companies that have banks as shareholders, since these financial institutions may be forced sellers for balance sheet reasons. With the market at its current level, we believe the authorities are under pressure to announce further reform measures including permitting stock buy backs.

SHIFTING REGULATORY WINDS

      Although we can probably expect a large degree of legislative gridlock over the next several years, we believe the new Bush Administration will assume a more relaxed regulatory posture favoring economically sensible consolidation in a wide range of industries.

      We expect that the new Federal Communications Commissioner will take a hard look at current cross ownership rules preventing media companies from owning newspapers and television stations in the same markets. If cross ownership restrictions are eliminated, we will see another major round of consolidation in the media industry. Cable television companies may also be allowed to increase their national footprints, prompting more cable deals. Telecommunications companies may be given the green light to compete against all comers in the full spectrum of modern communications services. We believe the current financial difficulties of some of the most innovative and technologically advanced young communications companies demands that regulatory policies restraining consolidation in the telecommunications arena be reconsidered.

      We also believe that the regulators will be somewhat more free-minded regarding some of the anti-trust issues that have threatened and/or aborted mergers of large companies in recent years. There should be restraints on anti-competitive activity in corporate America. However, in general, we believe the freedom of capital to seek its highest rate of return enhances competition rather than restrains it, particularly in an age of great technological change.

TIME WARNER/AOL:  THE NEXT DECADE

      The Federal Trade Commission ("FTC") has recently approved America Online's $110 billion merger with Time Warner. The new AOL Time Warner is a colossus of content, (news, recorded music, filmed entertainment, television programming, books and magazines), and distribution, (America's second largest cable television system plus the world's largest Internet Service Provider), with the potential to dramatically change the entire multimedia industry. In order to get the FTC's blessing, Time Warner agreed to give competing Internet Service Providers access to all its cable television systems. This represents a major step in bringing high-speed Internet access to a greater percentage of the American public and ushering in a new age of media interactivity.

      The opportunities for the new AOL Time Warner are almost limitless. However, it would be a formidable challenge to integrate all these content and distribution assets in a manner that maximizes the company's growth potential. And, like all grand mergers before, this one could fail. The world will be closely watching AOL Time Warner's progress over the next year. If the company appears to be succeeding, we will likely see a frenzy of merger and acquisition activity marrying content to distribution throughout the multimedia industry.

IF WE BUILD IT, THEY WILL COME

      The world is going on-line. The strong global demand for high-capacity, high-speed data transmission services, both wired and wireless, will only get stronger over the next decade. Much of the infrastructure for "third generation" communications networks is already in place in the U.S., Europe, and Japan, and in varying stages of development in emerging market nations in Asia and Latin America. The technology to run these systems is good and getting better. Why aren't we making faster progress in completing this economically essential project? The telecommunications industry, notably the new entrants, is temporarily short on cash.

      The U.S. capital markets have closed their doors. After bringing numerous promising young communications companies to market in recent years, the new issues pipeline has collapsed and high-yield debt financing has also dried up. Some truly terrific small cap communications companies are rapidly running out of money. We are not talking about dot-com stocks with questionable business models, but rather technologically advanced Internet Service Providers ("ISPs"), Competitive Local

Exchange Carriers ("CLECs"), and global fiber optic network companies, which, given time, could make a good deal of money satisfying the exploding demand for bandwidth.

      The capital markets are shying away from established communications companies as well, with Standard & Poor's and Moody's threatening to reduce the credit rating on some industry leaders' debt. Also, industry giants' cash flows are being pinched by intense price competition in legacy businesses, particularly the traditional local and long distance voice communications markets. This is also restraining investment in new systems and services.

      Communications technology companies are also suffering the consequences of communications services providers' current quandary. Demand for telecommunications equipment and components has slowed, and revenues and earnings for industry leaders such as Lucent Technologies, Nortel Networks, and Motorola are taking a hit.

BREAKING THE BOTTLENECK

      We don't believe the telecommunications revolution will remain stalled for long. We believe a new administration will re-establish the U.S. as the global engine for growth. At the telecommunications industry level, new Federal Communications Commission regulators will bring a more free-market oriented philosophy to the agency. Our expectation for a more corporate friendly policy, specifically a more relaxed anti-trust environment, should stimulate burgeoning industry demand to reveal itself more vigorously as the global economy comes out of its slumber.

      The long-term fundamentals of the industry remain intact. Even today, barely 5% of the world's population has access to basic communications services. New technology is making it easier and cost effective to reach these segments. Wireless technology will play a major role in this effort. In certain demographics where basic service provision is adequate, there is a growing demand and willingness to pay for new value added services such as online information, e-commerce, and entertainment. A wealthier and aging population with growing disposable income is providing for a larger slice of available expenditure per person allocated towards these new information services. Innovation is providing an endless pipeline of new services to satisfy this growing demand. Globalization is accelerating the diffusion of information and knowledge and reducing the cost of financing this endeavor. Policy makers recognize the vital role of communications industries to the long-term health of their respective economies.

      Despite the ill mood, merger and acquisition activity continues illustrating that industry players are putting their "money where their mouth is." Several "mega-mergers" closed in 2000, even as the possibility of an industry recession were becoming more likely. Vodaphone recently completed the largest hostile takeover, as well as the largest cross-border merger. Verizon and GTE joined to become the largest wired and wireless phone company in the United States. Qwest and US West also completed their deal uniting new technology with customers and cash flow. Deutsche Telekom made a bid for the national wireless "GSM" footprint offered by Voicestream. Just prior to year end, Time Warner completed its merger with America Online and Vivendi completed its purchase of Seagram.

      Capital market conditions are showing signs of improvement. Joint ventures such as NTT DoCoMo's recently announced investment in AT&T Wireless should help get capital moving in the right direction again. More enlightened regulatory policies promoting rather than restraining global consolidation would also help free up capital. With the costs of building new systems (raw material, labor, and capital) rising and the price of valuable communications assets falling in the global equities markets, we could see a major round of "cheaper to buy than to build" consolidation in the telecommunications sector. We may also see cash flows in the industry improve as communications companies stop competing on the basis of price alone and start marketing the reliability and quality of their services. This would provide additional incentive for completing technologically advanced communications networks ahead of the competition. We can envision a day in the not too distant future when businesses and consumers will pay nothing for individual calls or Internet visits, but a respectable price for access to reliable, high-quality, high-speed networks.

THIS YEAR'S SCORECARD

      In recent years, we have posted exceptionally high investment batting averages, resulting from good stock picking and the strong performance of multimedia stocks around the globe. This year, we looked like a "good glove, no bat" utility infielder, who couldn't hit the curveballs the market was throwing. Losers outnumbered gainers in our portfolio by a wide margin. No industry sub-sector or geographic region was spared. In some sectors, larger players held up better than smaller companies. Broadcasting companies Seven Network Ltd. and Nippon Broadcasting System Inc., as well as publishing company Harcourt General Inc., boosted the Fund's performance. In other sectors, the reverse was true. Cable stocks NTL Inc. and UnitedGlobalCom Inc. negatively impacted the Fund, as did computer software and services companies Microsoft Corp. and Softbank Corp. In essence, investors dumped almost every stock in the global multimedia universe.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of the Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of December 31, 2000.

CABLEVISION SYSTEMS CORP. (CVC - $84.9375 - NYSE) is one of the nation's leading communications and entertainment companies, with a portfolio of operations that spans state-of-the-art, high-speed multimedia delivery, subscription cable television services, championship professional sports teams and national cable television networks. Headquartered in Bethpage, N.Y., Cablevision serves nearly 3 million cable customers in the most important cable TV market -- New York. Cablevision is a leader in delivering cutting-edge technological innovation, such as high speed cable, to the home. Through its Rainbow Media Holdings subsidiary, Cablevision manages recognized content offerings such as American Movie Classics, Bravo and The Independent Film Channel. Cablevision owns and operates New York City's famed Madison Square Garden, which includes the arena complex, the N.Y. Knicks, the N.Y. Rangers and the MSG network. The company also operates Radio City Entertainment and holds a long term lease for Radio City Music Hall, home of the world-famous Rockettes.

CRH PLC (CRH.L - $18.6079 - DUBLIN STOCK EXCHANGE) is a Dublin, Ireland-based international building materials company that has an excellent long-term track record of increasing earnings per share. CRH is a leading producer and distributor of a wide range of building products and materials that has grown by making acquisitions that are complimentary to its existing operations. CRH's diversity in its product line and geographic reach keep this company well protected against a slow down in any one particular product segment or country. This global presence should contribute to CRH's continued growth.

DDI CORP. (9433.T - $4824.87 - TOKYO STOCK EXCHANGE) is a major Japanese telecommunications company created in 1985 to compete against the NTT monopoly. DDI recently closed the transaction that combined DDI with KDD and IDO to create KDDI. KDDI offers fixed-line and cellular service internationally and domestically. KDDI has approximately fourteen million cellular subscribers, which represents roughly eleven percent of the Japanese population. The company's largest shareholders are Kyocera, who holds greater than 15%, and Toyota, who holds greater than 13%.

INTERBREW (INTB.BR - $34.85 - BELGIAN STOCK EXCHANGE), the third largest brewer in the world in terms of volume, ended 600 years as a private company with its successful IPO in November 2000. Interbrew, with its strong balance sheet and geographical distribution, is well-positioned to benefit from the continued consolidation in the global brewery business. Organic growth will continue to be driven by the company's strong brands, which include Stella Artois, Labatt, Rolling Rock, and Leffe.

LIBERTY MEDIA GROUP (LMG'A - $13.5625 - NYSE), run by savvy media investor John Malone, is engaged in businesses that provide programming services (including production, acquisition and distribution through all media formats) as well as businesses engaged in electronic retailing, direct marketing and other services. LMG holds interests in globally-branded entertainment networks such as Discovery Channel, USA Network, QVC, Encore and STARZ! Liberty's investment portfolio also includes interests in international video distribution businesses, international telephony and domestic wireless companies, plant and equipment manufacturers, and other businesses related to broadband services. Liberty Media Group Class A and Class B common stock are tracking stocks of AT&T.

NOVARTIS AG (NOVN.S - $1,767.97 - ZURICH STOCK EXCHANGE) is one of the world's premier healthcare companies with over $20 billion in sales. Apart from pharmaceuticals, the company has important activities in generics, consumer health products, animal health, and eye care, through CIBA Vision. Management has moved the company's focus from life sciences to becoming a pure pharmaceutical business. This has included increasing the company's marketing skills ahead of a number of important product introductions. Novartis has a considerable amount of net cash which can be used for acquisitions and stock buy backs.

USA NETWORKS INC. (USAI - $19.4375 - NASDAQ), through its subsidiaries, engages in diversified media and electronic commerce businesses that include electronic retailing, ticketing operations and television broadcasting. Chairman and CEO Barry Diller has brought together under one umbrella the USA Network, the Sci-Fi Channel, USA Networks Studios, USA Broadcasting, The Home Shopping Network and the Ticketmaster Group. The strategy is to integrate these assets, leveraging programming, production capabilities and electronic commerce across the entire distribution platform.

VERIZON COMMUNICATIONS (VZ - $50.125 - NYSE) was formed by the merger of Bell Atlantic and GTE, and combination of the wireless assets of the combined company with U.S. assets of Vodafone Group plc

(VOD - $35.8125 - NYSE). Verizon is one of the world's leading providers of high-growth communications services. Verizon is the largest domestic local phone provider with about 64 million access lines. Verizon Wireless is also the largest national wireless carrier servicing 27.5 million wireless customers. Verizon is also a major data service provider and a key player in print and on-line directory information business. Verizon's global presence extends to 40 countries in the Americas, Europe, Asia and the Pacific.

VIVENDI  UNIVERSAL  SA (EX.PA - $65.81 - PARIS  STOCK  EXCHANGE;  V - $65.3125 -
NYSE) recently completed its merger with Canal Plus, of France, and Seagram, of Canada, thus creating a global communications and entertainment powerhouse. Vivendi now owns wireless and wireline communications companies, European cable and satellite assets, Havas Publishing, Seagram's former Universal Film, Music, and Entertainment divisions and a varied assortment of internet investments.
Moreover,   the  firm  owns  large  stakes  in  USA  Networks  and  British  Sky
Broadcasting. Vivendi has announced plans to eventually spin-off Vivendi Environment, its utility subsidiary, in the next few years. At that time, Vivendi will have completed its transition from France's largest environmental services company to a global communications company.

VODAFONE GROUP PLC (VOD - $35.8125 - NYSE; VOD - $3.67 - LONDON STOCK EXCHANGE) is the world's largest mobile telecommunications company with more than 79 million proportionate subscribers . The defining event in Vodafone's history was the completion of its acquisition of AirTouch, the U.S. cellular provider, during 1999. Vodafone continues to engage in acquisitions and alliances on a global basis. In Germany, it recently acquired Mannesman, an industrial company transformed into a telecommunications company. In the United States, it recently completed the merger of its U.S. wireless operations with those of Bell Atlantic and GTE to create a seamless national provider. In Japan, it has invested $550 million in nine of Japan's regional cellular operators. Vodafone has also established itself as a leader in the delivery of mobile internet services through its formation of a MAP in alliance with Vivendi of France, the parent of pay TV and media company Canal Plus.

VOICESTREAM WIRELESS CORP. (VSTR - $100.625 - NASDAQ) is one of the remaining two U.S. independent national wireless service providers servicing over 3 million subscribers and controlling PCS licenses covering over 235 million people. VoiceStream was spun-off of Western Wireless about 24 months ago and is the only national carrier utilizing GSM (Global System for Mobile Communication) technology, a dominant standard in Europe. VoiceStream is in the process of being acquired by Deutsche Telekom (DT - $29.25 - NYSE), a former German phone monopoly, for 3.2 DT shares plus $30 in cash per VSTR share. The merger is pending regulatory approval and is expected to close in 2001. Deutsche Telekom ownership will provide VoiceStream with significant financial resources and allow it to aggressively build out its licensed territory and gain market share in the growing domestic wireless industry.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

WHO              WHAT                        WHEN
---              ----                        ----
Mario Gabelli    Chief Investment Officer    First Monday of each month
Howard Ward      Large Cap Growth            First Tuesday of each month
Barbara Marcin   Large Cap Value             Last Wednesday of each month

                 SECTOR/SPECIALTY            2nd and 3rd Wednesday of each month
                 ----------------
Tim O'Brien      Utilities Industry
Caesar Bryan     International Investing
Ivan Arteaga     Telecom and Media
Hart Woodson     Global Convertibles

      The second and third Wednesday of each month will feature portfolio managers responsible for our more focused offerings. All chat sessions are held at 4:15 PM ET. Arrive early as attendance is limited. Days and times may vary based on portfolio manager availability.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      We empathize with shareholders who invested in the Fund at the beginning of this year. No one likes to see the value of an investment decline -- particularly as far as our portfolio retreated this year. However, we believe patience will be rewarded, as it has for our long term shareholders. Even after this year's sharp decline, the Fund has produced average annualized returns of 19.16% since its inception. There are no guarantees we will be able to duplicate these results over the next several years. However, we believe disciplined multimedia investors will be satisfactorily rewarded.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GICPX. Please call us during the business day for further information.

                                       Sincerely,

            /S/SIGNATURE                         /S/SIGNATURE

            MARC J. GABELLI                      CAESAR BRYAN
            Team Portfolio Manager               Team Portfolio Manager

            /S/SIGNATURE                         /S/SIGNATURE

            A. HARTSWELL WOODSON, III            TIMOTHY P. O'BRIEN, CFA
            Team Portfolio Manager               Team Portfolio Manager

                             /S/SIGNATURE

                             IVAN ARTEAGA, CFA
                             Team Portfolio Manager

February 1, 2001

--------------------------------------------------------------------------------
                                SELECTED HOLDINGS
                                DECEMBER 31, 2000
                                -----------------
    Banca Intesa SpA                        Novartis AG
    DDI Corp.                               Swatch Group AG
    General Motors Corp., Cl. H             THK Co. Ltd.
    Interbrew                               USA Networks Inc.
    Liberty Media Group                     Vodafone Group plc
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GLOBAL GROWTH FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                  MARKET
  SHARES                                            COST          VALUE
  ------                                            ----          ------

              COMMON STOCKS -- 95.4%
              BROADCASTING -- 5.6%
     52,200   Ackerley Group Inc. ...........   $    520,263   $    469,800
     19,570   Chris-Craft Industries Inc.+ ..      1,235,950      1,301,405
    172,000   Nippon Broadcasting
               System Inc. ..................      7,325,470      6,506,478
    145,700   NRJ Groupe+ ...................      2,187,797      4,163,873
    100,000   On Command Corp.+ .............        837,500        875,000
    570,000   Seven Network Ltd. ............      1,570,988      2,013,709
                                                ------------   ------------
                                                  13,677,968     15,330,265
                                                ------------   ------------
              BUILDING AND CONSTRUCTION -- 0.4%
     60,000   CRH plc .......................        908,920      1,118,163
                                                ------------   ------------
              BUSINESS SERVICES -- 3.5%
     15,000   Secom Co. Ltd. ................      1,018,515        978,546
    100,000   Vivendi Universal SA ..........      8,726,039      6,581,294
     28,000   Vivendi Universal SA, ADR .....      1,771,438      1,828,750
                                                ------------   ------------
                                                  11,515,992      9,388,590
                                                ------------   ------------
              CABLE -- 7.2%
    140,000   Cablevision Systems
               Corp., Cl. A+ ................      5,761,978     11,891,250
     50,000   Charter Communications
               Inc., Cl. A+ .................        800,000      1,134,375
    100,000   NTL Inc.+ .....................      4,786,410      2,393,750
    298,500   UnitedGlobalCom Inc., Cl. A+ ..      8,939,470      4,067,063
                                                ------------   ------------
                                                  20,287,858     19,486,438
                                                ------------   ------------
              COMMUNICATIONS EQUIPMENT -- 3.9%
    100,000   Ericsson (L.M.) Telephone
               Co., Cl. B ...................      1,233,547      1,139,311
    384,000   Furukawa Electric Co. Ltd. ....      7,575,248      6,708,229
     85,000   Nortel Networks Corp. .........      3,226,750      2,725,313
                                                ------------   ------------
                                                  12,035,545     10,572,853
                                                ------------   ------------
              COMPUTER SOFTWARE AND SERVICES -- 1.7%
     75,000   Microsoft Corp.+ ..............      4,626,250      3,262,500
     36,900   Softbank Corp. ................        991,106      1,282,775
                                                ------------   ------------
                                                   5,617,356      4,545,275
                                                ------------   ------------
              CONSUMER PRODUCTS -- 2.2%
      7,000   Nintendo Co. Ltd. .............        947,881      1,102,714
      3,825   Swatch Group AG ...............      4,715,927      4,779,775
                                                ------------   ------------
                                                   5,663,808      5,882,489
                                                ------------   ------------
              CONSUMER SERVICES -- 1.5%
    500,000   Ticketmaster Online-City
               Search Inc.+ .................      8,157,634      4,187,500
                                                ------------   ------------
              ELECTRONICS -- 4.1%
      1,600   Egide SA ......................        827,791        829,187
     58,500   Kyocera Corp. .................      8,944,998      6,387,870

                                                                  MARKET
  SHARES                                            COST          VALUE
  ------                                            ----          ------

     58,000   Sony Corp. ....................   $  4,710,937   $  4,012,258
                                                ------------   ------------
                                                  14,483,726     11,229,315
                                                ------------   ------------
              ENERGY AND UTILITIES: INTEGRATED -- 0.4%
     55,000   Montana Power Co. .............      1,144,033      1,141,250
                                                ------------   ------------
              ENTERTAINMENT -- 10.8%
     95,000   EMI Group plc .................        608,177        780,510
          1   Granada Compass plc+ ..........              9              8
    740,000   Liberty Media Group, Cl. A+ ...      8,158,109     10,036,250
    190,000   Publishing & Broadcasting Ltd.       1,157,643      1,377,417
     60,000   SMG plc .......................        322,226        246,477
     45,000   Time Warner Inc. ..............      2,110,365      2,350,800
    524,000   USA Networks Inc.+ ............      9,722,590     10,185,250
     55,000   Viacom Inc., Cl. A+ ...........      1,082,117      2,585,000
     40,000   Viacom Inc., Cl. B+ ...........        544,082      1,870,000
                                                ------------   ------------
                                                  23,705,318     29,431,712
                                                ------------   ------------
              EQUIPMENT AND SUPPLIES -- 0.3%
     40,000   THK Co. Ltd. ..................      1,001,859        854,641
                                                ------------   ------------
              FINANCIAL SERVICES -- 0.3%
    125,000   Banca Intesa SpA ..............        603,181        597,457
      2,840   Invik & Co. AB, Cl. B .........        325,932        231,762
                                                ------------   ------------
                                                     929,113        829,219
                                                ------------   ------------
              FOOD AND BEVERAGE -- 0.5%
     35,000   Interbrew+ ....................      1,005,423      1,219,746
                                                ------------   ------------
              HEALTH CARE -- 0.6%
     25,000   GlaxoSmithKline plc + .........        708,361        705,074
        600   Novartis AG ...................      1,000,346      1,060,784
                                                ------------   ------------
                                                   1,708,707      1,765,858
                                                ------------   ------------
              PUBLISHING -- 6.4%
     32,800   Arnoldo Mondadori
               Editore SpA ..................        607,325        304,861
     52,000   Harcourt General Inc. .........      3,180,890      2,974,400
    760,000   Independent News &
               Media plc, Dublin ............      1,812,461      2,069,212
     47,400   Independent News &
               Media plc, London ............        114,765        129,221
     76,000   News Corp. Ltd., ADR ..........      3,431,848      2,451,000
    213,700   PRIMEDIA Inc.+ ................      2,826,316      2,551,044
     19,000   Scripps (E.W.) Co., Cl. A .....        877,464      1,194,625
     50,400   Tribune Co. ...................      2,138,253      2,129,400
    289,700   United News & Media plc .......      3,071,132      3,678,408
                                                ------------   ------------
                                                  18,060,454     17,482,171
                                                ------------   ------------
              RETAIL -- 0.6%
    180,000   Blockbuster Inc., Cl. A .......      1,994,185      1,507,500
                                                ------------   ------------
              SATELLITE -- 0.5%
     50,000   General Motors
               Corp., Cl. H+ ................      1,551,940      1,150,000

                 See accompanying notes to financial statements.

THE GABELLI GLOBAL GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                  MARKET
  SHARES                                            COST          VALUE
  ------                                            ----          ------

              COMMON STOCKS (CONTINUED)
              SATELLITE (CONTINUED)
         40   JSAT Corp. ....................   $    256,723   $    238,529
                                                ------------   ------------
                                                   1,808,663      1,388,529
                                                ------------   ------------
              TELECOMMUNICATIONS: LOCAL -- 9.5%
     18,000   ALLTEL Corp. ..................      1,133,095      1,123,875
     45,600   AT&T Canada Inc.+ .............        880,114      1,320,630
     61,700   AT&T Canada Inc., Cl. B+ ......      1,694,094      1,800,869
     25,000   BellSouth Corp. ...............      1,031,263      1,023,438
    340,000   Citizens Communications Co. ...      4,549,237      4,462,500
    115,000   Rogers Communications
               Inc., Cl. B+ .................        764,686      1,937,071
     90,600   Rogers Communications
               Inc., Cl. B, ADR+ ............      1,424,931      1,540,200
    251,200   Verizon Communications ........     13,555,369     12,591,400
                                                ------------   ------------
                                                  25,032,789     25,799,983
                                                ------------   ------------
              TELECOMMUNICATIONS: LONG DISTANCE -- 3.4%
      1,617   DDI Corp. .....................     14,775,883      7,801,811
     75,000   Sprint Corp.+ .................      1,793,494      1,523,438
                                                ------------   ------------
                                                  16,569,377      9,325,249
                                                ------------   ------------
              TELECOMMUNICATIONS: NATIONAL -- 9.5%
    150,000   Cable & Wireless plc ..........      2,508,469      2,023,352
    140,000   Cable & Wireless plc, ADR .....      5,342,824      5,582,500
        235   Japan Telecom Co. Ltd. ........      4,875,106      4,835,813
        280   Nippon Telegraph &
               Telephone Corp. ..............      2,450,951      2,017,863
     25,000   SBC Communications Inc. .......      1,202,813      1,193,750
    393,200   Telecom Italia SpA ............      4,378,556      4,348,626
     23,700   Telecom Italia SpA, ADR .......      2,371,404      2,614,406
    189,817   Telefonica SA .................      2,878,262      3,136,470
                                                ------------   ------------
                                                  26,008,385     25,752,780
                                                ------------   ------------
              WIRELESS COMMUNICATIONS -- 22.5%
    167,200   Centennial Cellular
               Corp., Cl. A+ ................      2,409,597      3,135,000
    337,500   Filtronic plc .................      2,163,796      2,319,125
    140,000   Nextel Communications
               Inc., Cl. A+ .................      3,487,190      3,465,000
        125   NTT DoCoMo Inc. ...............      3,770,465      2,156,304
     92,100   Rogers Wireless
               Communications Inc., Cl. B+ ..      1,228,133      1,629,019

                                                                  MARKET
  SHARES                                            COST          VALUE
  ------                                            ----          ------

     50,000   Sprint Corp. (PCS Group)+ .....   $  1,005,625   $  1,021,875
    167,700   Telephone & Data
               Systems Inc. .................     14,814,522     15,093,000
    119,300   United States Cellular Corp.+ .      7,647,739      7,187,825
  2,419,584   Vodafone Group plc ............      9,378,943      8,873,290
     47,500   Vodafone Group plc, ADR .......        629,855      1,701,094
    126,387   VoiceStream Wireless Corp.+ ...     13,419,739     12,717,692
     45,000   Western Wireless
               Corp., Cl. A+ ................        685,082      1,763,438
                                                ------------   ------------
                                                  60,640,686     61,062,662
                                                ------------   ------------
              TOTAL COMMON STOCKS ...........    271,957,799    259,302,188
                                                ------------   ------------

              PREFERRED STOCKS -- 0.9%
              BUSINESS SERVICES -- 0.1%
     34,000   MindArrow Systems Inc.,
               Pfd., Ser. C+ (a) ............        850,000        159,905
                                                ------------   ------------
              ENTERTAINMENT -- 0.1%
    350,000   Village Roadshow Ltd., Pfd. ...        663,999        283,937
                                                ------------   ------------
              PUBLISHING -- 0.7%
     66,500   News Corp. Ltd., Pfd., ADR ....      1,560,681      1,932,656
                                                ------------   ------------
              TOTAL PREFERRED STOCKS ........      3,074,680      2,376,498
                                                ------------   ------------
 PRINCIPAL
  AMOUNT
 ---------
              CORPORATE BONDS -- 0.0%
              ENTERTAINMENT -- 0.0%
 $   50,000   USA Networks Inc.,
               Sub. Deb. Cv.,
               7.00%, 07/01/03 ..............         45,904         50,438
                                                ------------   ------------

              WARRANTS -- 0.0%
              BUSINESS SERVICES -- 0.0%
      6,800   MindArrow Systems Inc.,
               expire 04/15/01+ (a) .........              0              0
                                                ------------   ------------

              U.S. GOVERNMENT OBLIGATIONS -- 1.6%
  4,435,000   U.S. Treasury Bill,
               5.59%++, due 03/29/01 ........      4,374,716      4,374,076
                                                ------------   ------------

                 See accompanying notes to financial statements.

THE GABELLI GLOBAL GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                  MARKET
                                                    COST          VALUE
                                                    ----          ------

              TOTAL
               INVESTMENTS -- 97.9% .........   $279,453,099   $266,103,200
                                                ============

              OTHER ASSETS AND
               LIABILITIES (NET) -- 2.1% ..................       5,812,486
                                                               ------------
              NET ASSETS -- 100.0% ........................    $271,915,686
                                                               ============

   ------------------------
              For Federal tax purposes:
              Aggregate cost ..............................    $281,912,108
                                                               ============
              Gross unrealized appreciation ...............    $ 23,714,530
              Gross unrealized depreciation ...............     (39,523,438)
                                                               ------------
              Net unrealized depreciation .................    $(15,808,908)
                                                               ============

   ------------------------
  (a) Restricted security and fair valued under procedures established by Board of Directors.
  +     Non-income producing security.
  ++    Represents annualized yield at date of purchase.
  ADR - American Depositary Receipt.

                                                      % OF
                                                     MARKET         MARKET
    GEOGRAPHIC DIVERSIFICATION                        VALUE         VALUE
    --------------------------                       ------     ------------
    North America ................................    55.9%     $148,704,161
    Europe .......................................    22.1%       58,744,765
    Japan ........................................    16.9%       44,883,833
    Asia/Pacific Rim .............................     5.1%       13,770,441
                                                     ------     ------------
                                                     100.0%     $266,103,200
                                                     ======     ============

                 See accompanying notes to financial statements.

                         THE GABELLI GLOBAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost $279,453,099) .......   $266,103,200
  Cash and foreign currency, at value
    (Cost $41,033,306) ............................     42,417,979
  Receivable for investments sold .................      6,748,599
  Receivable for Fund shares sold .................        952,618
  Dividends, interest and reclaims receivable .....        113,028
  Other assets ....................................        135,839
                                                      ------------
  TOTAL ASSETS ....................................    316,471,263
                                                      ------------
LIABILITIES:
  Payable for investments purchased ...............     27,385,110
  Payable for Fund shares redeemed ................     16,659,102
  Payable for investment advisory fees ............        251,046
  Payable for distribution fees ...................         62,969
  Other accrued expenses ..........................        197,350
                                                      ------------
  TOTAL LIABILITIES ...............................     44,555,577
                                                      ------------
  NET ASSETS applicable to 13,350,020
    shares outstanding ............................   $271,915,686
                                                      ============
NET ASSETS CONSIST OF:
  Capital stock, at par value .....................   $     13,350
  Additional paid-in capital ......................    286,323,972
  Distributions in excess of net realized gain on
    investments, futures contracts and foreign
    currency transactions .........................     (2,459,009)
  Net unrealized depreciation on investments
    and foreign currency transactions .............    (11,962,627)
                                                      ------------
  TOTAL NET ASSETS ................................   $271,915,686
                                                      ============
SHARES OF CAPITAL STOCK:
  CLASS AAA:
  Net Asset Value, offering and redemption price
    per share (13,333,107 shares outstanding) .....         $20.37
                                                            ======
  CLASS A:
  Net Asset Value and redemption price per share
    (11,828 shares outstanding) ...................         $20.37
                                                            ======
  Maximum offering price per share
    (NAV (DIVIDE) 0.9425,  based on maximum
    sales charge of 5.75% of the offering price at
    December 31, 2000) ............................         $21.61
                                                            ======
  CLASS B:
  Net Asset Value and offering price per share
    (3,814 shares outstanding) ....................         $20.30(a)
                                                            ======
  CLASS C:
  Net Asset Value and offering price per share
    (1,271 shares outstanding) ....................         $20.24(a)
                                                            ======

(a) Redemption price varies based on length of time held.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of foreign taxes of $221,181) ....  $   2,466,203
  Interest ........................................        492,862
                                                     -------------
  TOTAL INVESTMENT INCOME .........................      2,959,065
                                                     -------------
EXPENSES:
  Investment advisory fees ........................      4,526,561
  Distribution fees ...............................      1,132,378
  Shareholder services fees .......................        579,267
  Interest expense ................................        479,668
  Custodian fees ..................................        259,147
  Shareholder communications expenses .............        135,505
  Registration fees ...............................         62,424
  Legal and audit fees ............................         47,264
  Directors' fees .................................          8,358
  Miscellaneous expenses ..........................         16,498
                                                     -------------
  TOTAL EXPENSES ..................................      7,247,070
                                                     -------------
  NET INVESTMENT LOSS .............................     (4,288,005)
                                                     -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS, FUTURES CONTRACTS AND
  FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain on investments,
    futures contracts and foreign
    currency transactions .........................     14,838,043
  Net change in unrealized depreciation
    on investments and foreign
     currency transactions ........................   (192,054,956)
                                                     -------------
  NET REALIZED AND UNREALIZED LOSS ON
    INVESTMENTS, FUTURES CONTRACTS
    AND FOREIGN CURRENCY TRANSACTIONS .............   (177,216,913)
                                                     -------------
  NET DECREASE IN NET ASSETS
    RESULTING FROM OPERATIONS .....................  $(181,504,918)
                                                     =============

                 See accompanying notes to financial statements.

                         THE GABELLI GLOBAL GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                             YEAR ENDED           YEAR ENDED
                                                                                          DECEMBER 31, 2000    DECEMBER 31, 1999
                                                                                          -----------------    -----------------

OPERATIONS:
  Net investment loss ....................................................................   $ (4,288,005)        $ (1,590,479)
  Net realized gain on investments, futures contracts and foreign currency transactions ..     14,838,043           18,790,050
  Net change in unrealized appreciation (depreciation) of investments
    and foreign currency transactions ....................................................   (192,054,956)         158,444,360
                                                                                             ------------         ------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ........................   (181,504,918)         175,643,931
                                                                                             ------------         ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  In excess of net investment income
    Class AAA ............................................................................             --              (35,944)
                                                                                             ------------         ------------
                                                                                                       --              (35,944)
                                                                                             ------------         ------------
  Net realized gain on investments
    Class AAA ............................................................................    (14,456,923)         (17,497,659)
    Class A ..............................................................................        (12,537)                  --
    Class B ..............................................................................         (4,042)                  --
    Class C ..............................................................................         (1,367)                  --
                                                                                             ------------         ------------
                                                                                              (14,474,869)         (17,497,659)
                                                                                             ------------         ------------
  In excess of net realized gain on investments
    Class AAA ............................................................................     (4,260,694)                  --
    Class A ..............................................................................         (3,695)                  --
    Class B ..............................................................................         (1,191)                  --
    Class C ..............................................................................           (403)                  --
                                                                                             ------------         ------------
                                                                                               (4,265,983)                  --
                                                                                             ------------         ------------
  Paid-in capital
    Class AAA ............................................................................     (1,380,100)                  --
    Class A ..............................................................................         (1,197)                  --
    Class B ..............................................................................           (386)                  --
    Class C ..............................................................................           (131)                  --
                                                                                             ------------         ------------
                                                                                               (1,381,814)                  --
                                                                                             ------------         ------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ....................................................    (20,122,666)         (17,533,603)
                                                                                             ------------         ------------
CAPITAL SHARE TRANSACTIONS:
  Class AAA ..............................................................................     25,253,510          215,659,383
  Class A ................................................................................        373,702                   --
  Class B ................................................................................        109,108                   --
  Class C ................................................................................         37,895                   --
                                                                                             ------------         ------------
  Net increase in net assets from capital share transactions .............................     25,774,215          215,659,383
                                                                                             ------------         ------------
  NET INCREASE (DECREASE) IN NET ASSETS ..................................................   (175,853,369)         373,769,711

NET ASSETS:
  Beginning of period ....................................................................    447,769,055           73,999,344
                                                                                             ------------         ------------
  End of period ..........................................................................   $271,915,686         $447,769,055
                                                                                             ============         ============


                 See accompanying notes to financial statements.

THE GABELLI GLOBAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli Global Growth Fund (the "Fund"), a series of Gabelli Global Series Funds, Inc. (the "Corporation"), was organized on July 16, 1993 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of four separately managed portfolios (collectively, the "Portfolios") of the Corporation. The Fund's primary objective is capital appreciation. The Fund commenced investment operations on February 7, 1994. Prior to January 13, 2000, the Fund's name was The Gabelli Global Interactive Couch Potato(REGISTRATION MARK) Fund.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on that day, then the security is valued at the closing bid price. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days are valued at the latest average of the bid and asked prices obtained from a pricing service approved by the Board of Directors, or a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of

THE GABELLI GLOBAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

OPTIONS. The Fund may purchase or write call or put options on securities or indices. As a writer of call options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument decreases between those dates.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases, the Fund would realize a loss upon sale or at expiration date, but only to the extent of the premium paid.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At December 31, 2000, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

SECURITIES SOLD SHORT. A short sale involves selling a security which the Fund does not own. The proceeds received for short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis.

THE GABELLI GLOBAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign  currency  transactions.  Net realized  foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the year ended December 31, 2000, reclassifications were made to decrease accumulated net investment loss for $4,288,005 and decrease distributions in excess of net realized gain on investments, futures contracts and foreign currency transactions for $1,806,974 with an offsetting adjustment to additional paid-in capital.

THE GABELLI GLOBAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

EXPENSES. Certain administrative expenses are common to, and allocated among, the Portfolios. Such allocations are made on the basis of each Portfolio's average net assets or other criteria directly affecting the expenses as determined by the Adviser.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") for each class of shares pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 2000, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $1,132,378 and $382 for Class AAA and Class A shares, respectively, or 0.25% of average daily net assets, the annual limitation under each Plan. Class B and Class C shares incurred distribution costs of $426 and $559, respectively, or 1.00% of average daily net assets, the annual limitation under each Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the year ended December 31, 2000, other than short term securities, aggregated $409,348,024 and $406,396,583, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 2000, the Fund paid brokerage commissions of $67,290 to Gabelli & Company, Inc. and its affiliates. During the year ended December 31, 2000, Gabelli & Company, Inc. informed the Fund that it received $2,469 from investors representing commissions (sales charges and underwriting fees) on sales of Fund shares.

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings outstanding at December 31, 2000.

The average daily amount of borrowings outstanding within the year ended December 31, 2000 was $7,751,579.23, with a related weighted average interest rate of 7.06%. The maximum amount borrowed at any time during the year ended December 31, 2000 was $25,000,000.

THE GABELLI GLOBAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

8. MULTIPLE CLASSES OF SHARES. The Board of Directors of the Fund approved a Rule 18f-3 Multi-Class Plan relating to the creation of three additional classes of shares of the Fund -- Class A Shares, Class B Shares and Class C Shares (the "New Share Classes"). The existing class of shares was redesignated as Class AAA Shares. In addition, the Board has also approved an Amended and Restated Distribution Agreement, Rule 12b-1 plans for each of the New Share Classes and an Amended and Restated Plan of Distribution for the existing class of shares (Class AAA shares). The New Share Classes were offered to the public as of March 1, 2000. Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a contingent deferred sales charge (CDSC) upon redemption within six years of purchase. The applicable CDSC is equal to a declining percentage of the lesser of the net asset value per share at the date of original purchase or at the date of redemption, based on the length of time held. Class C shares are subject to a 1% CDSC for two years after purchase.

9. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:

                                                             YEAR ENDED                        YEAR ENDED
                                                          DECEMBER 31, 2000                 DECEMBER 31, 1999
                                                   -----------------------------      ---------------------------
                                                      SHARES         AMOUNT            SHARES         AMOUNT
                                                   -----------  ---------------      ----------    -------------

                                                              CLASS AAA                         CLASS AAA
                                                   -----------------------------     ---------------------------
Shares sold .....................................   42,845,666  $ 1,278,745,921      16,435,138    $ 414,468,705
Shares issued upon reinvestment of dividends ....      942,692       18,916,532         499,066       16,715,218
Shares redeemed .................................  (43,186,668)  (1,272,408,943)     (8,558,353)    (215,524,540)
                                                   -----------  ---------------      ----------    -------------
    Net increase ................................      601,690  $    25,253,510       8,375,851    $ 215,659,383
                                                   ===========  ===============      ==========    =============

                                                             CLASS A (A)
                                                   -----------------------------
Shares sold .....................................       11,103  $       359,662
Shares issued upon reinvestment of dividends ....          869           17,425
Shares redeemed .................................         (144)          (3,385)
                                                   -----------  ---------------
    Net increase ................................       11,828  $       373,702
                                                   ===========  ===============

                                                             CLASS B (A)
                                                   -----------------------------
Shares sold .....................................        4,078  $       115,851
Shares issued upon reinvestment of dividends ....          281            5,618
Shares redeemed .................................         (545)         (12,361)
                                                   -----------  ---------------
    Net increase ................................        3,814  $       109,108
                                                   ===========  ===============

                                                             CLASS C (A)
                                                   -----------------------------
Shares sold .....................................       78,320  $     1,853,266
Shares issued upon reinvestment of dividends ....           76            1,504
Shares redeemed .................................      (77,125)      (1,816,875)
                                                   -----------  ---------------
    Net increase ................................        1,271  $        37,895
                                                   ===========  ===============

(a) From commencement of offering on March 1, 2000.

THE GABELLI GLOBAL GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                    INCOME FROM INVESTMENT OPERATIONS                                 DISTRIBUTIONS
             -------------------------------------------------  -----------------------------------------------------------
                                          Net                                                         In Excess
             Net Asset      Net      Realized and      Total                In Excess        Net        of Net
  Period       Value,   Investment    Unrealized       from         Net       of Net      Realized     Realized
   Ended     Beginning    Income    Gain (Loss) on  Investment  Investment  Investment     Gain on      Gain on    Paid-in-
December 31  of Period    (Loss)      Investments   Operations    Income      Income     Investments  Investments  Capital
-----------  ---------  ----------  --------------  ----------  ----------  ----------   -----------  -----------  --------
CLASS AAA
   2000       $35.17     $(0.29)       $(12.92)      $(13.21)        --         --         $(1.14)      $(0.34)    $(0.11)
   1999        16.99      (0.13)         19.77         19.64         --     $(0.00)(b)      (1.46)          --         --
   1998        14.28       0.11           3.98          4.09     $(0.11)        --          (1.23)       (0.04)        --
   1997        11.75      (0.07)          4.97          4.90         --         --          (2.37)          --         --
   1996        11.72      (0.09)          1.56          1.47         --      (1.44)            --           --         --

CLASS A
   2000(a)     38.80      (0.28)        (16.56)       (16.84)        --         --          (1.14)       (0.34)     (0.11)

CLASS B
   2000(a)     38.80      (0.46)        (16.45)       (16.91)        --         --          (1.14)       (0.34)     (0.11)

CLASS C
   2000(a)     38.80      (0.46)        (16.51)       (16.97)        --         --          (1.14)       (0.34)     (0.11)


[TABLE CONTINUED]
                                               RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                       ------------------------------------------------------------
                                                                 Net
                            Net Asset           Net Assets   Investment     Operating
  Period                     Value,               End of    Income (Loss)  Expenses to    Portfolio
   Ended         Total       End of     Total     Period     to Average    Average Net     Turnover
December 31  Distributions   Period    Return+  (in 000's)    Net Assets   Assets (c)(d)     Rate
-----------  -------------  ---------  -------  ----------  -------------  -------------  ---------
CLASS AAA
   2000         $(1.59)      $20.37     (37.5)%  $271,572      (0.95)%        1.60%           93%
   1999          (1.46)       35.17     116.1     447,769      (0.85)         1.58            63
   1998          (1.38)       16.99      28.9      73,999      (0.66)         1.66           105
   1997          (2.37)       14.28      41.7      40,558      (0.61)         1.78            68
   1996          (1.44)       11.75      12.5      37,779      (0.70)         2.06            47

CLASS A
   2000(a)       (1.59)       20.37     (43.3)        241      (0.95)(e)      1.60(e)         93

CLASS B
   2000(a)       (1.59)       20.30     (43.5)         77      (1.70)(e)      2.35(e)         93

CLASS C
   2000(a)       (1.59)       20.24     (43.7)         26      (1.70)(e)      2.35(e)         93
--------------------------------

+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) From commencement of offering on March 1, 2000.
(b) Amount represents less than $0.005 per share.
(c) The Fund incurred interest expense during the years ended December 31, 1999, 1998 and 1997. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.55%, 1.63% and 1.64%, respectively.
(d) The Fund incurred interest expense during the period ended December 31, 2000. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.49%, 1.49%, 2.24% and 2.24% for Class AAA, Class A, Class B and Class C shares, respectively.
(e) Annualized.

                 See accompanying notes to financial statements.

THE GABELLI GLOBAL GROWTH FUND
REPORT OF GRANT THORNTON LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------


Shareholders and Board of Directors of
The Gabelli Global Growth Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Gabelli Global Growth Fund (one of the series constituting Gabelli Global Series Funds, Inc.) as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Global Growth Fund of Gabelli Global Series Funds, Inc. at December 31, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

New York, New York
February 9, 2001                                                     S/SIGNATURE

--------------------------------------------------------------------------------
                   2000 TAX NOTICE TO SHAREHOLDERS (Unaudited)

  For the fiscal year ended December 31, 2000, the Fund paid to shareholders, on December 27, 2000, long term capital gains totaling $1.59 per share. For the fiscal year ended December 31, 2000, none of the distribution qualifies for the dividend received deduction available to corporations.
--------------------------------------------------------------------------------

                        Gabelli Global Series Funds, Inc.
                         THE GABELLI GLOBAL GROWTH FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS
           Mario J. Gabelli, CFA           Karl Otto Pohl
           CHAIRMAN AND CHIEF              FORMER PRESIDENT
           INVESTMENT OFFICER              DEUTSCHE BUNDESBANK
           GABELLI ASSET MANAGEMENT INC.

           Felix J. Christiana             Werner J. Roeder, MD
           FORMER SENIOR VICE PRESIDENT    MEDICAL DIRECTOR
           DOLLAR DRY DOCK SAVINGS BANK    LAWRENCE HOSPITAL

           Anthony J. Colavita             Anthonie C. van Ekris
           ATTORNEY-AT-LAW                 MANAGING DIRECTOR
           ANTHONY J. COLAVITA, P.C.       BALMAC INTERNATIONAL, INC.

           John D. Gabelli
           SENIOR VICE PRESIDENT
           GABELLI & COMPANY, INC.

                                    OFFICERS
           Mario J. Gabelli, CFA           James E. McKee
           PRESIDENT AND CHIEF             SECRETARY
           INVESTMENT OFFICER

           Bruce N. Alpert
           VICE PRESIDENT AND TREASURER

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

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This report is submitted for the general  information of the shareholders of The
Gabelli Global Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
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GAB442Q400SR


                                             [PHOTO OF MARIO J. GABELLI OMITTED]

THE
GABELLI
GLOBAL
GROWTH FUND


                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2000